NANOVIRICIDES, INC.

INVESTOR SUBSCRIPTION AGREEMENT (the "Subscription Agreement") dated _______________, 2005 between NANOVIRICIDES, INC., a publicly owned Nevada corporation with principal offices at 135 Wood Street, West Haven, Connecticut 06516 (the "Company") and the person or persons executing this Agreement on the last page (the "Subscriber"). All documents mentioned herein are incorporated by reference.

1. Description of the Offering. This Subscription Agreement is for Series A Convertible Debentures (the “Debentures”). This Offering (the “Offering”) is made only to accredited investors who qualify as accredited investors pursuant to the suitability standards for investors described under Regulation D of the Securities Act and who have no need for liquidity in their investments. The Debentures are being offered at the minimum investment of $50,000. However, the Company reserves the right, in its sole discretion, to accept fractional subscriptions. Prior to this Offering there was no public market for the Debentures and no assurance can be given that a market will develop for the Debentures, or if developed, that it will be maintained so that any subscribers in this Offering may avail any benefit from the same.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE, OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR ASSIGNED EXCEPT AS PERMITTED UNDER SUCH ACT OR SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

2. Terms of the Offering. The Company is offering a maximum of forty (40) Debentures for a maximum offering of Two Million Dollars ($2,000,000). The Debentures (the form of which is attached hereto as Exhibit “A”) shall be repaid on the first anniversary of issuance (the “Maturity Date”) and shall bear interest at the rate of nine percent (9%) per annum. Interest shall be paid quarterly to debentureholders (the “Holder” or “Holders”) in a number of shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), equal to amount of interest owed upon the Debenture, divided by the average closing price of the common stock for the preceding fifteen (15) trading days prior to the close of the respective quarterly period. The principal balance of the Debentures may be repaid, at the option of the Holder, in cash or a number of shares of Common Stock equal to seventy percent (70%) of the average closing price of fifteen (15) trading days prior to the Maturity Date, not to exceed $.50 per share of Common Stock (the “Holders’ Conversion Price”). The Company will have the right, but not the obligation, to redeem the Debentures, if at the Maturity Date, the Holders’ Conversion Price is less than $0.25 (the “Redemption”). Any Debentures purchased by the Company pursuant to the Redemption shall be paid in immediately available funds with interest at the rate of fifteen percent (15%). If the Company registers any securities for public resale, the Holders who acquired the Debentures in the Offering will have the right to include any shares of Common Stock in the Offering in such registration.

3. Other Terms of the Offering.  The execution of this Subscription Agreement shall constitute an offer by the Subscriber to subscribe for the Debentures in the amount and on the terms specified herein. The Subscriber must also complete and execute the Subscriber Questionnaire attached hereto. The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer. If the Subscriber's offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to Subscriber. The Company, may at its sole discretion, accept fractional subscriptions.

4. Subscription Payment. Subscription for the Debentures requires a minimum total cash investment of $50,000. The subscription price will be payable in full upon acceptance of the subscription. The Company reserves the right to accept fractional subscriptions.

5. The Company's Representations and Warranties. The Company hereby represents and warrants as follows:

(a) The Company warrants and covenants that there are no material misstatements or omissions in this Subscription Agreement or any information provided of the Offering documents herein.

(b) The Company is a corporation duly formed and in good standing under the laws of the State of Nevada with full power and authority to conduct its business as presently contemplated; and

(c) The Company has the power to execute, deliver and perform this Subscription Agreement and any other agreement contemplated herein;

6. Subscriber's Representations, Warranties and Covenants. The undersigned understands and acknowledges that the Shares are being offered and sold under one or more of the exemptions from registration provided for in Section 3(b), 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Act”) including, Regulation D promulgated thereunder, that the undersigned acknowledges that the Debentures are being purchased without the undersigned being offered or furnished any offering literature, prospectus or other material, financial or otherwise, and that this action has not been scrutinized by the United States Securities and Exchange Commission or by any regulatory authority charged with the administration of the securities laws of any state. The undersigned hereby further represents and warrants as follows:

(a) The undersigned confirms that he understands and has fully considered, for purposes of this investment, the risks of an investment in the Debentures and understands that: (i) this investment is suitable only for an investor who is able to bear the economic consequences or losing his entire investment, (ii) the purchase of the Debentures is a speculative investment which involves a high degree of risk of loss by the undersigned of his entire investment, and (iii) that there will be no public market for the Debentures and accordingly, it may not be possible for him to liquidate his investment in the Debentures in case of an emergency;

(b) The Subscriber is an "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Securities Act. This representation is based on the fact that the Subscriber, inter alia, is an accredited individual who, together with the Subscriber’s spouse, have a net worth of at least $1,000,000 or the Subscriber, individually, has had net income of not less than $200,000 during the last two years, and reasonably anticipates that the Subscriber will have an income of at least $200,000 during the present year and the next year;

(c) If the Subscriber is a corporation, partnership, trust or any unincorporated association: (i) the person executing this Subscription Agreement does so with full right, power and authority to make this investment; (ii) that such entity was not formed for the specific purpose of making an investment in the Company; and (iii) that all further representations and warranties made herein are true and correct with respect to such corporation, partnership, trust and unincorporated association;

(d) The address set forth below is the Subscriber's true and correct residence or place of business, and the Subscriber has no present intention of becoming a resident of any other state or jurisdiction;

(e) The Subscriber understands and agrees that the Company prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (i) in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department's Office of Foreign Assets Control(1) ("OFAC"), as such list may be amended from time to time, (iii) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure(2), unless the Company, after being specifically notified by the Subscriber in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (iv) for a foreign shell bank(3) (such persons or entities in (i) - (iv) are collectively referred to as "Prohibited Persons").

(f) The Subscriber represents, warrants and covenants that: (i) it is not, nor is any person or entity controlling, controlled by or under common control with the Subscriber, a Prohibited Person, and (ii) to the extent the Subscriber has any beneficial owners(4), (a) it has carried out thorough due diligence to establish the identities of such beneficial owners, (b) based on such due diligence, the Subscriber reasonably believes that no such beneficial owners are Prohibited Persons, (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Subscriber's complete withdrawal from the Company, and (d) it will make available such information and any additional information requested by the Company that is required under applicable regulations.

(1) The OFAC list may be accessed on the web at http://www.treas.gov/ofac.
(2) Senior foreign political figure means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a senior foreign political figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. The immediate family of a senior foreign political figure typically includes the political figure’s parents, siblings, spouse, children and in-laws. A close associate of a senior foreign political figure is a person who is widely and publicly known internationally to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.
(3) Foreign shell bank means a foreign bank without a physical presence in any country, but does not include a regulated affiliate. A post office box or electronic address would not be considered a physical presence. A regulated affiliate means a foreign shell bank that: (1) is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable; and (2) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or foreign bank.
(4) Beneficial owners will include, but not be limited to: (i) shareholders of a corporation; (ii) partners of a partnership; (iii) members of a limited liability company; (iv) investors in a fund-of-funds; (v) the grantor of a revocable or grantor trust; (vi) the beneficiaries of an irrevocable trust; (vii) the individual who established an IRA; (viii) the participant in a self-directed pension plan; (ix) the sponsor of any other pension plan; and (x) any person being represented by the Subscriber in an agent, representative, intermediary, nominee or similar capacity. If the beneficial owner is itself an entity, the information and representations set forth herein must also be given with respect to its individual beneficial owners. If the Subscriber is a publicly-traded company, it need not conduct due diligence as to its beneficial owners.

(g) If any of the foregoing representations, warranties or covenants ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may, in accordance with applicable regulations, freeze the Subscriber's investment, either by prohibiting additional investments, declining or suspending any withdrawal requests and/or segregating the assets constituting the investment, or the Subscriber's investment may immediately be involuntarily withdrawn by the Company, and the Company may also be required to report such action and to disclose the Subscriber's identity to OFAC or other authority. In the event that the Company is required to take any of the foregoing actions, the Subscriber understands and agrees that it shall have no claim against the Company, and its respective affiliates, directors, members, partners, shareholders, officers, employees and agents for any form of damages as a result of any of the aforementioned actions.

(h) The Subscriber agrees to indemnify and hold harmless the Company, its respective affiliates, directors, members, partners, shareholders, officers, employees and agents from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) which may result, directly or indirectly, from any inaccuracy in or breach of any representation, warranty, covenant or agreement set forth in this Agreement.

(i) The Subscriber has received and read or reviewed, is familiar with and fully understands the documents furnished by the Company. The Subscriber also fully understands this Subscription Agreement and the risks associated with this interest and confirms that all documents, records and books pertaining to the Subscriber’s investment in the Debentures and requested by the Subscriber have been made available or delivered to the Subscriber by the Company;

(j) The Subscriber has had an opportunity to ask questions of and receive answers from, the Company or a person or persons acting on its behalf, concerning the terms and conditions of this investment and confirms that all documents, records and books pertaining to the investment in the Debentures and requested by the Subscriber has been made available or delivered to the Subscriber;

(k) The Subscriber will be acquiring the Debentures solely for the Subscriber's own account, for investment and not with a view toward the resale, distribution, subdivision or fractionalization thereof; and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(l) The Subscriber acknowledges and understands that prior to this Offering there was no public market for the Debentures and no assurance can be given that a public market will develop for the Debentures offered hereby, or if developed, that it will be maintained so that any subscribers in this Offering may avail any benefit from the same;

(m) The Subscriber's compliance with the terms and conditions of this Subscription Agreement will not conflict with any instrument or agreement pertaining to the Debentures or the transactions contemplated herein; and will not conflict in, result in a breach of, or constitute a default under any instrument to which the Subscriber is a party;

(n) The Subscriber will seek its own legal, tax and investment advice concerning tax implications attendant upon the purchase of the Debentures and understands and accepts that the Company is relying upon this representation insofar as disclosure of tax matters is concerned;

(o) The Subscriber hereby acknowledges and represents that the Subscriber is aware of the information set forth in this document and in any exhibits attached hereto; and

(p) The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the subscription to the Company and shall survive such delivery. If, in any respect, such representations and warranties shall not be true and accurate, the Subscriber shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

7. Risk Factors. THE SUBSCRIBER ACKNOWLEDGES THAT THERE ARE SIGNIFICANT RISKS ASSOCIATED WITH THE PURCHASE OF THE DEBENTURES AND THAT SUCH SECURITIES ARE HIGHLY SPECULATIVE AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD A TOTAL LOSS OF HIS OR HER ENTIRE INVESTMENT. The Subscriber represents and warrants that he or she has carefully considered and reviewed the following risks in reaching a determination to purchase a Debenture:

It Is Difficult to Evaluate the Company’s Business and Prospects Because It Does Not Have Any Operating History

The Company has already commenced operations but has yet to generate any revenues from operations and is still in the development stage. The Company’s short existence, coupled with its inability to transition out of the development stage and lack of working capital, makes it difficult to evaluate the Company’s current business and prospects or to accurately predict its future revenue or results of operations. The Company’s revenue and income potential continue to be unproven, and its business model is evolving. Accordingly, the Company is subject to all of the risks, uncertainties, expenses and difficulties frequently encountered by companies seeking to break into a difficult-to-penetrate and rapidly changing industry segment.

The Company May Never Earn a Profit

As a company that has yet to commence operations with an unproven business model, the Company may continue to be unprofitable. The Company continues to experience losses and is economically and financially dependent upon the implementation of its business plan and the commencement of revenues from operations. The Company expects that its losses and negative cash flow to continue for the foreseeable future. The Company anticipates that its losses will increase significantly from current levels because it plans to significantly increase its expenditures for sales and marketing of its products and related services. With increased expenses, the Company will need to generate significant revenue to achieve profitability. Consequently, it is possible that the Company may never achieve profitability, and even if it does achieve profitability, it may not sustain or increase profitability on a quarterly or annual basis in the future. The inability to become profitable may result in the Company being required to file for protection under the federal bankruptcy laws.

The Company is Undercapitalized, its Business Model is Unproven and it May Be Unable to Continue its Business

If the Company is to survive, it will need to start generating revenue from operations within three months from the date of this Offering. The continued conduct of operations beyond three months will require the Company to raise additional capital. Since any such additional financing will probably be private and involve restricted (i.e., unregistered) securities, there can be little assurance that the Company will be successful is raising any additional capital. In addition, if the Company raises additional funds through the issuance of equity securities, its stockholders will likely experience dilution of their ownership interest, and the newly-issued securities may have rights superior to those of the shares held by present stockholders. If the Company raises additional funds by issuing debt, it may be subject to limitations on its operations, including limitations on the payment of dividends.

The Company expects that its losses and negative cash flow to continue for the foreseeable future. The Company anticipates that its losses will increase significantly from current levels because it plans to significantly increase its expenditures for sales and marketing of its products. With increased expenses, the Company will need to generate significant revenue to achieve profitability. Consequently, it is possible that the Company may never achieve profitability, and even if it does achieve profitability, it may not sustain or increase profitability on a quarterly or annual basis in the future. The inability to become profitable may result in the Company being required to file for protection under the federal bankruptcy laws.

The Company is Dependent Upon Its Executive Officers and Directors

The Company’s success is dependent on the efforts and abilities of its officers and directors. The Company currently does not have employment agreements with its executive officers. Therefore, there can be no assurances that the Company will be able to retain its current officers and directors. The loss of the services of any of these individuals could materially and adversely affect the development of the Company’s business plan.

The Company’s ability to attract and retain qualified technical, marketing and management personnel is critical to its operations. While management believes it will be able to attract and retain sufficient professional employees to meet its needs, there can be no assurance that management is correct. If Company is unable to employ the qualified employees needed, the Company may fail and may be required to file for protection under the federal bankruptcy laws.

The Company Has Never Paid Dividends on Common Stock

The Company has never paid dividends on its Common Stock since its inception and does not intend to pay any dividends for the foreseeable future. No assurance can be given that the Company will pay dividends at any time. The Company presently intends to retain future earnings, if any, for financing its growth and expansion.

The Company is Subject to the Uncertainty of Intellectual Property Rights

The Company’s breach of an existing license or failure to obtain a license to technology required to commercialize its product candidates may have a material adverse effect on the Company's business, financial condition and results of operations. Litigation, which could result in substantial costs to the Company, may also be necessary to enforce any patents issued to the Company or to determine the scope and validity of third party proprietary rights. If competitors of the Company prepare and file patent applications in the United States that claim technology also claimed by the Company, the Company may have to participate in interference proceedings declared by the United States Patent and Trademark Office to determine priority of invention, which could result in substantial cost to the Company, even if the eventual outcome is favorable to the Company. An adverse outcome could subject the Company to significant liabilities to third parties and require the Company to cease using such technology.

There can be no assurance that current and potential competitors and other third parties have not filed or in the future will not file applications for, or have not received or in the future will not receive, patents or obtain additional proprietary rights relating to products or processes used or proposed to be used by the Company. Many non-United States jurisdictions allow oppositions by third parties to granted patents and/or issued patents. The Company may have to participate in opposition proceedings in non-United States jurisdictions to prevent a third party from obtaining a patent that may be adverse to the Company's interests. Also, the Company may have to defend against a third party's opposition to a patent granted and/or issued to the Company. There can be no assurance that the Company will be successful in an opposition proceeding, and participation in such a proceeding could result in substantial cost to the Company whether or not the eventual outcome is favorable to the Company. Moreover, there is certain subject matter which is patentable in the United States and not generally patentable outside of the United States and this may limit the protection the Company can obtain on some of its inventions outside of the United States. For example, the scope of protection for pharmaceutical inventions varies from country to country. These and/or other issues may prevent the Company from obtaining meaningful patent protection outside of the United States, which could have a material adverse effect on the Company's business, financial condition and results of operations.

The Company’s Business is Both Highly Competitive and Subject to Rapid Technological Change

The Company competes against a number of companies, many of which have longer operating histories, established markets and far greater financial, advertising, research and development, manufacturing, marketing, personnel and other resources than the Company currently has or may reasonably be expected to have in the foreseeable future. This competition may have an adverse effect on the ability of the Company to expand its operations or to operate profitably. The pharmaceutical industry in general, and the encrypted software segment in particular, is highly competitive and characterized by rapid technological change. The Company’s future performance will depend in large part upon its ability to become and remain competitive and to develop, manufacture and market acceptable products in these markets. Competitive pressures may necessitate price reductions, which can adversely affect any revenues and profits. If the Company is not competitive in its ongoing research and development efforts, its products and services may become obsolete, or be priced above competitive levels. Although management believes that, based upon their performance and price, the Company's services are attractive to customers, there can be no assurance that competitors will not introduce comparable or technologically superior products, which are priced more favorably than the Company's products and services.

Lack of Profitability

The Company currently operates at a loss. No assurance can be given that the Company will achieve sufficient revenues for profitability. We believe that we will continue to incur operating and net losses for at least the foreseeable future. The rate at which we will incur losses is expected to increase from current levels for a period when we intend to increase our costs and expenses. Even if the Company attains profitability, there is no assurance that it can sustain or increase profitability on a quarterly or annual basis in the future. If revenues grow slower than anticipated, or if operating expenses exceed expectations or cannot be adjusted accordingly, the Company’s business, results of operations and financial condition will be materially and adversely affected.

Risks Associated with Technological Change

The market in which the Company will compete is characterized by rapidly changing technology. Accordingly, the Company’s future success will depend on its ability to adapt to rapidly changing technologies, its ability to adapt its services to meet evolving industry standards and its ability to continually improve the performance, features and reliability of the Company’s products in response to both changing customer demands and competitive product and service offerings. The Company’s failure to successfully adapt to such changes in a timely manner could have a material adverse effect on the Company’s business, results of operations and financial condition.

Government Regulation

The Company’s operations are subject to national and international laws governing the Company’s products and services. The failure of the Company to achieve compliance with these regulations could have a material and adverse affect upon the Company’s operations.

8. Responsibility. The Company or its officers and directors shall not be liable, responsible or accountable for damages or otherwise to any Subscriber for any act or omission performed or omitted by them in good faith and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Subscription Agreement and in the best interests of the Company, provided they were not guilty of gross negligence, willful or wanton misconduct, fraud, bad faith or any other breach of fiduciary duty with respect to such acts or omissions.

9. Miscellaneous.

(a) The Company and the Subscriber hereby covenant that this Subscription Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the Company and the Subscriber with respect to the subject matter of this Subscription Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Subscription Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

(b) The headings of this Subscription Agreement are for convenient reference only and they shall not limit or otherwise affect the interpretation or effect of any terms or provisions hereof.

(c) This Subscription Agreement shall not be changed or terminated except as set forth herein. All of the terms and provisions of this Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and assigns of the Company and the heirs, executors, administrators and assigns of the Subscriber.

(d) A modification or waiver of any of the provisions of this Subscription Agreement shall be effective only if made in writing and executed with the same formality as this Subscription Agreement. The failure of either the Company or the Subscriber to insist upon strict performance of any of the provisions of this Subscription Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature, or of any other nature or kind.

(e) The various provisions of this Subscription Agreement are severable from each other and from the other provisions of this Agreement, and in the event that any provision in this Subscription Agreement shall be held invalid or unenforceable by a court of competent jurisdiction, the remainder of this Subscription Agreement shall be fully effective, operative and enforceable.

(f) Pronouns used herein are to be interpreted as referring to both the masculine and feminine gender.

(g) This Subscription Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada without reference to conflict of laws principle. The parties agree that in the event of a laws controversy arising out of the interpretation, construction, performance or breach of this Subscription Agreement, any and all claims arising out of, or relating to, this Subscription Agreement shall be submitted by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in New York City before a single arbitrator. Notwithstanding the prior sentence, any other action commenced by either party herein shall be venued in the appropriate court of competent jurisdiction located in the county of New York, State of New York.

(h) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument.

THE SUBSCRIBER ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE TO IT, OR TO ITS ADVISORS, BY THE COMPANY, OR BY ANY PERSON ACTING ON BEHALF OF THE COMPANY, WITH RESPECT TO THE INTERESTS, THE PROPOSED BUSINESS OF THE COMPANY, THE DEDUCTIBILITY OF ANY ITEM FOR TAX PURPOSES, AND/OR THE ECONOMIC, TAX, OR ANY OTHER ASPECTS OR CONSEQUENCES OF A PURCHASE OF AN INTEREST AND/OR ANY INVESTMENT IN THE COMPANY, AND THAT IT HAS NOT RELIED UPON ANY INFORMATION CONCERNING THE OFFERING, WRITTEN OR ORAL, OTHER THAN THAT CONTAINED IN THIS SUBSCRIPTION AGREEMENT.

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The Subscriber hereby offers to purchase and subscribe to ____________ Debentures and encloses payment of $50,000 per Interest for an aggregate investment of $____________.

SIGNATURE PAGE FOR INDIVIDUALS

Signature of Individual Subscriber

Name of Individual Subscriber

(Print) Street Address - Residence

(Print) City, State and Zip Code

Social Security Number:

AGREED TO AND ACCEPTED:

As of ___________, 200_

NANOVIRICIDES, INC.

By: ________________________
Anil Diwan, President

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The Subscriber hereby offers to purchase and subscribe to _______________ Debentures and encloses payment of $50,000 per Interest for an aggregate investment of $____________.

SIGNATURE PAGE  FOR PARTNERSHIPS

Name of Company

By:
Signature of General Partner

Name and Title of Authorized
Signatory (please print)

(Print) Business Address

(Print) City, State and Zip Code

Tax Identification Number:

AGREED TO AND ACCEPTED:

As of ___________, 200_

NANOVIRICIDES, INC.

By: ________________________
Anil Diwan, President

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The Subscriber hereby offers to purchase and subscribe to _______________ Debentures and encloses payment of $50,000 per Interest for an aggregate investment of $____________.

SIGNATURE PAGE FOR CORPORATIONS

Name of Corporation

By:
Signature of Executive Officer

Name and Title of Authorized
Signatory (please print)

(Print) Street Address

(Print) City, State and Zip Code

Tax Identification Number:

AGREED TO AND ACCEPTED:

As of ___________, 200_

NANOVIRICIDES, INC.

By: ________________________
Anil Diwan, President

O:\NANOVIRICIDES, INC\Subscription Agreement 7-8-05.doc

COMPLETE “SUBSCRIBER QUESTIONNAIRE” BELOW;
PROVIDE REQUISITE ADDITIONAL INFORMATION

SUBSCRIBER QUESTIONNAIRE

PERSONAL DATA.

Full Name	Residence Telephone (Area Code Number)

Business Telephone (Area Code Number)

Residence or Principal Address (Street/City/State/Zip Code)	Birth Date

Mailing Address (if other than residence)	Citizenship (U.S./Other)

Marital Status	Social Security/Taxpayer I.D. Number

Spouse’s Full Name	E-mail Address

Spouse’s Social Security Number	Facsimile Number (Area Code/Number)

ACCREDITED INVESTOR. If Subscriber (or the entity on behalf of which Subscriber is acting) is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Act, and, as such, falls within at least one of the following categories, then please INITIAL each applicable category.

______	(a)
A bank or savings and loan association or other institution (acting either in an individual or fiduciary capacity), registered broker-dealer, insurance company, registered investment company, or business development company, or licensed “small business investment company,” or an employee benefit plan which either is represented in a fiduciary capacity by a bank, savings and loan association, insurance company or registered investment advisor, has total assets in excess of $5,000,000 or is self-directed and the plan’s business investments are made solely by accredited investors.

____	(b)
A trust (i) with total assets in excess of $5,000,000, (ii) which was not formed for the specific purpose of acquiring the subject securities, and (iii) whose purchase is directed by a person who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment.

_____	(c)
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation or similar business trust, or partnership, not formed for the specific purpose of acquiring the subject securities, with total assets in excess of $5,000,000.

______	(d)	An entity in which all of the equity owners are “accredited investors.”

______	(e)	A director or an executive officer of the Company.

______	(f)	A natural person whose individual net worth, or joint net worth with spouse (if any), exceeds $1,000,000

______	(g)
A natural person whose income in each of the two most recent calendar years exceeded $200,000 individually, or $300,000 jointly with spouse (if any), and who reasonably expects to reach that income level in the current year.